EXHIBIT 10.2

               SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT


        This Second Amended and Restated Stock Pledge Agreement is entered into as of March __, 2003 by nStor Technologies, Inc., a Delaware corporation ("Pledgor") for the benefit of Bernard Marden, ("Pledgee Marden"), The Charlotte Marden 1993 Trust ("Pledgee Trust"), Alan Miller ("Pledgee Miller") and WRS Advisors III LLC ("Pledgee WRS" and together with Pledgee Miller, Pledgee Trust and Pledgee Marden, the "Pledgees").

                                    RECITALS

        WHEREAS, Pledgor is the record and beneficial owner of the shares of capital stock described in Exhibit A hereto (the "Pledged Securities") issued by Stonehouse Technologies, Inc., a Texas corporation and Pledgor previously made
(i) that certain promissory note dated as of February 19, 2003 in the original principal amount of $700,000 in favor of Pledgee Marden (the "Initial Marden Note"), and (ii) that certain promissory note dated as of February 19, 2003 in the original principal amount of $200,000 in favor of H. Irwin Levy ("Levy"), both of which promissory notes were secured by that certain stock pledge agreement dated as of February 19, 2003 between Pledgor, Levy and Pledgee Marden (the "Amended and Restated Stock Pledge Agreement");

        WHEREAS, Levy has agreed to release the Company of its obligation to include him as a party under this agreement; and

        WHEREAS, Pledgor has made (i) that certain promissory note of even date herewith in the original principal amount of $1,700,000 in favor of Pledgee Marden which amends and restates the Initial Marden Note (the "Marden Note"),
(ii) that certain promissory note of even date herewith in the original principal amount of $500,000 in favor of Pledgee Trust (the "Trust Note"), (iii) that certain promissory note of even date herewith in the original principal amount of $250,000 in favor of Pledgee Miller (the "Miller Note") and (iv) that certain promissory note of even date herewith in the original principal amount of $250,000 in favor of Pledgee WRS (the "WRS Note" and together with the Miller Note, Marden Note and Trust Note, the "Notes"), and as security for the payment and performance when due of all of the obligations of Pledgor under the Notes (the "Secured Obligations"), the Pledgees are requiring that Pledgor execute and deliver this Second Amended and Restated Stock Pledge Agreement (which amends and restates the Amended and Restated Stock Pledge Agreement) and grant the security interest contemplated hereby.

                               TERMS OF AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Pledgees to accept the Notes, it is agreed as follows:

        1. Definitions. Unless otherwise defined herein, terms defined in the Notes are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Second Amended and Restated Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

        "Agreement" shall mean this Second Amended and Restated Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

        "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

        "Pledged  Collateral"  shall have the  meaning  assigned to such term in
Section 2 hereof.

        2. Pledge. Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Pledgees a security interest in all of the following (collectively, the "Pledged Collateral"):

               2.1. The Pledged Securities and the certificates representing the Pledged Securities, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

               2.2. All proceeds of any of the foregoing.

        3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the payment and performance of all of the Secured Obligations.

        4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Securities shall be delivered to the Pledgees upon execution of this Agreement and held by the Pledgees pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgees.

        5. Representations and Warranties. Pledgor represents and warrants to the Pledgees that:

               5.1. Pledgor is, and at the time of delivery of the Pledged Securities to the Pledgees pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral.

               5.2. Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Pledgees as provided herein.

               5.3. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations.

        The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

        6. Distributions; Etc.

               6.1. Right of Pledgor to Receive Distributions. For so long as no Event of Default exists, Pledgor shall have the right to receive cash distributions declared and paid with respect to the Pledged Collateral. Any and all stock distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification shall be and become part of the Pledged Collateral pledged hereunder and, if received by Pledgor, shall be received in trust for benefit of the Pledgees, be segregated from the other property and funds of Pledgor, and shall forthwith be delivered to the Pledgees to be held subject to the terms of this Agreement.

               6.2. Holding Pledged Collateral. The Pledgees may hold any of the Pledged Collateral, endorsed or assigned in blank. Until an Event of Default has occurred, the Pledgees shall not transfer to or register in the name of the Pledgees or any other person, any or all of the Pledged Collateral. The Pledgees acknowledge and agree that until the Pledged Collateral has been sold pursuant to Section 7 hereof, (i) Pledgor shall continue to be the beneficial owner of the Pledged Collateral and (ii) Pledgor shall be entitled to exercise any and all voting and other ownership rights with respect to the Pledged Collateral. Pledgees shall have no right to transfer, pledge, encumber or otherwise dispose of the Pledged Collateral other than pursuant to Section 7 hereof.

        7. Remedies. Upon and after an Event of Default, the Pledgees shall have the following rights and remedies:

               7.1. Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

               7.2. Right of Sale. (a) Except as set forth in Section 7.2(b) below, any Pledgee may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law) sell the Pledged Collateral, or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as such Pledgee shall deem appropriate. Each Pledgee and the Pledgor agree that the proceeds realized from the sale of any Pledged Collateral shall be (i) distributed pro rata to each Pledgee based on the outstanding principal balance of, and accrued but unpaid interest on, each Pledgee's Note and (ii) applied first against unpaid interest accrued on each Note and then to reduce the principal thereof.

        (b) Notwithstanding anything to the contrary set forth herein, to the extent that either Pledgee is entitled, pursuant to Section 7.2(a) above, to sell all or any portion of the Pledged Collateral (the "Selling Pledgee"), such Selling Pledgee shall provide written notice (the "Selling Notice") to the other Pledgee (the "Other Pledgee") of such Selling Pledgee's intent to exercise its sale right. The Other Pledgee may, in its sole discretion, to the extent permitted under the terms of the Selling Pledgee's Note, elect to purchase the Selling Pledgee's Note for an amount equal to the outstanding principal balance of, and accrued but unpaid interest on, the Selling Pledgee's Note (the "Purchase Price"), by delivering written notice of such election to the Selling Pledgee as soon as practicable but in any event within twenty (20) days of receipt of the Selling Notice. If the Other Pledgee elects to purchase the Selling Pledgee's Note and such purchase is not prohibited by the terms of the Selling Pledgee's Note, (i) the Other Pledgee shall deliver to the Selling Pledgee the Purchase Price, (ii) the Selling Pledgee shall deliver to the Other Pledgee the original Selling Pledgee's Note, together with all certificates representing or evidencing the Pledged Securities and the duly executed instruments of transfer or assignment in blank, to the extent such certificates and transfer or assignment documents are in such Selling Pledgee's possession or control, and (iii) the Company shall continue to be liable to the Other Pledgee for all amounts previously owed to the Selling Pledgee under the terms of the Selling Pledgee's Note and all such amounts owed to the Other Pledgee under both the Selling Pledgee's Note and the Other Pledgee's Note shall be secured by the Pledged Collateral pursuant to the terms of this Agreement.

               7.3. Notice. In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice mailed to Pledgor in the manner specified in Section 13 hereof twenty (20) days prior to the date of the disposition of the Pledged Collateral subject to the security interest created herein at any such public sale or sale at any broker's board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Pledged Collateral will be made, shall constitute commercially reasonable and fair notice.

        8. Waiver. No delay on the Pledgees' part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgees' right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Pledgees' rights as against Pledgor in any respect.

        9. Assignment. The Pledgees may not assign this Agreement without the prior written consent of the Pledgor.

        10. Termination. This Agreement shall terminate and be of no further force or effect with respect to a Pledgee at such time as the Secured Obligations owed to such Pledgee shall be paid and performed in full. Upon such termination of this Agreement with respect to a Pledgee, (i) in the event the Secured Obligations owed to such Pledgee are paid and/or satisfied by the Pledgor, such Pledgee shall deliver to Pledgor the Pledged Collateral and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder with respect to such Pledgee under this Agreement shall terminate at such time and (ii) in the event the Secured Obligations owed to such Pledgee are paid and/or satisfied by the Other Pledgee pursuant to Section 7.2(b) of this Agreement, all of Pledgor's obligations hereunder with respect to such Pledgee under this agreement shall terminate at such time and Pledgor's obligations hereunder shall be solely with respect to the Other Pledgee.

        11. Miscellaneous. This Agreement shall be binding upon Pledgor and Pledgor's successors and assigns, and shall inure to the benefit of, and be enforceable by, the Pledgees and their successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of Florida, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Pledgees and Pledgor.

        12. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

        13. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be sufficient if sent by overnight mail or courier, postage prepaid, and addressed as follows: (a) if to the Pledgees, to the addresses set forth below or to such addresses as Pledgees may hereafter from time to time notify to the Pledgor in writing for the purposes of notice hereunder, and (b) if to Pledgor, to the address set forth below or to such address as Pledgor may hereafter from time to time notify to the Pledgees in writing for the purposes of notice hereunder.

        14. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        15.  Counterparts.  This  Agreement  may be  executed  in any  number of
counterparts,   which  shall,   collectively  and  separately,   constitute  one
agreement.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


               IN WITNESS WHEREOF, this Agreement has been duly executed under seal as of the date first written above.


                                            nSTOR TECHNOLOGIES, INC.

                                            By: /s/ Jack Jaiven
                                            Name: Jack Jaiven

                                            Address for Notices:
                                            100 Century Boulevard
                                            West Palm Beach, Florida 33417
                                            Attn: H. Irwin Levy

                                            By: /s/ Bernard Marden
                                            Bernard Marden

                                            Address for Notices:
                                            1290 South Ocean Boulevard
                                            Palm Beach, Florida 33480

                                            By: /s/ Alan Miller
                                            Alan Miller

                                            Address for Notices:
                                            450 Royal Palm Way
                                            Suite 400
                                            Palm Beach, Florida 33480

                                            WRS Advisors III LLC

                                            By: /s/ William Mack 3/27/03
                                            Name William Mack

                                            Address for Notices:
                                            1301 Avenue of the Americas
                                            38th Floor
                                            New York, New York 10019
                                            Attn: William Mack

                                            The Charlotte Marden 1993 Trust

                                            By:  Its trustee /s/ Bernard Marden
                                            Name Bernard Marden

                                            Address for Notices:
                                            1290 South Ocean Boulevard
                                            Palm Beach, Florida 33480
                                            Attn: Bernard Marden


                                    EXHIBIT A
                    to the Second Amended and Restated Stock Pledge Agreement


        Attached to and forming a part of that certain Second Amended and Restated Stock Pledge Agreement dated as of March __, 2003, executed and delivered by nStor Technologies, Inc. to Bernard Marden, The Charlotte Marden 1993 Trust, Alan Miller and WRS Advisors III LLC.



         Issuer              Class of Stock    Certificate No.  Number of Shares

Stonehouse Technologies, Inc.     Common              9             16,000,000